SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  April 14, 2009

THE BEARD COMPANY

(Exact name of registrant as specified in its charter)

Oklahoma	001-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvey Parkway

301 N. W. 63rd Street, Suite 400

Oklahoma City, Oklahoma                73116

(Address of principal executive offices)   (Zip Code)

(405) 842-2333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 Pages

Information to be Included in the Report:

Item 1.01.  Entry into a Material Definitive Agreement.

On April 14, 2009, The Beard Company (the “Company”) and its wholly-owned subsidiary, Beard Oil Company, entered into a letter agreement with Charles R. Wiggins (the “Purchaser”) to sell all of their remaining interest in the McElmo Dome CO2 Unit in southwest Colorado for a total cash consideration of $5,200,000. The Purchaser made a down payment of $1,300,000 to the Company upon execution of the letter agreement. The Purchaser is required to pay the $3,900,000 balance to the Company no later than May 8, 2009, at which time the Company will deliver title to the interest free and clean of all encumbrances. Transfer of production will become effective on March 1, 2009.

McElmo Dome is believed to be the largest producing CO2 field in the world. Prior to the sale, we owned approximately a 0.34979234% working interest (0.2942287% net revenue interest) and an overriding royalty interest equivalent to a net revenue interest of approximately 0.0598188%, giving the Company a total net revenue interest of approximately 0.3540485% in the Unit.

Although the Company’s ownership in the Unit is small, it has been of great significance to the Company, accounting for 90% of total revenues from continuing operations and 97% of the operating profit of the Company’s two profitable segments for 2008.

A copy of the letter agreement is attached as Exhibit 10.1 hereto. A copy of the press release issued April 17, 2009 by the Company announcing the agreement to sell the Company’s remaining interest in the McElmo Dome CO2 Unit is attached as Exhibit 99.1 hereto.

Item 2.02.  Results of Operations and Financial Condition.

On April 16, 2009, the Company issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2008. Comparative balance sheets as of December 31, 2008 and 2007 were included with the report. A copy of the press release is attached as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K and are identified by the numbers indicated.

Exhibit No.	Description

10.1	Letter Agreement dated April 14, 2009, re sale of McElmo Dome.

99.1	Press Release dated April 16, 2009 re 2008 financial results.

99.2	Press Release dated April 17, 2009 re agreement to sell McElmo Dome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Page 2 of 3 Pages

THE BEARD COMPANY

/s/ Herb Mee, Jr.
Herb Mee, Jr., President

April 21, 2009

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	Letter Agreement dated April 14, 2009, re sale of McElmo Dome	Filed herewith electronically

99.1	Press Release dated April 16, 2009 re 2008 financial results	Filed herewith electronically

99.1	Press Release dated April 17, 2009 re agreement to sell McElmo Dome	Filed herewith electronically

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